Exhibit 99.2
Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

In the fourth quarter of fiscal 2019, we realigned Starbucks operating segment reporting structure to better reflect the cumulative effect of our streamlining efforts. Specifically, our previous China/Asia Pacific ("CAP") segment and Europe, Middle East, and Africa ("EMEA") segment have been combined into one International segment. We will continue to provide supplemental information on our two lead growth markets, the U.S. and China, in our quarterly earnings news releases in accordance with our "Growth at Scale" agenda.
Concurrently, results of Siren Retail, a non-reportable operating segment consisting of Starbucks ReserveTM Roastery & Tasting Rooms, Starbucks Reserve brand and Princi operations, which was previously included within Corporate and Other, is now reported within the Americas and International segments based on the geographical location of the operations.
Further, to better support the review of our results, we have changed the classification of certain costs. The most significant change is the reclassification of company-operated store occupancy costs from cost of sales to store operating expenses. We have also made certain other immaterial changes. These reclassifications have been retrospectively applied.
There was no impact to consolidated net revenues, consolidated operating income, or net earnings per share as a result of these changes.
Concurrent with the change in reportable segments and reclassification of certain operating expenses noted above, we have revised our prior period financial information to be consistent with the current period presentation.
The tables below present our consolidated and reportable segment results, as recast, net of intersegment eliminations (unaudited, in millions):

	Quarter Ended				Fiscal Year Ended
Consolidated (GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Net revenues:
Company-operated stores	$4,741.8	$4,828.0	$5,060.4	$5,060.1	$19,690.3
Licensed stores	682.4	625.6	660.6	683.6	2,652.2
Other	649.5	578.2	589.3	559.9	2,377.0
Total net revenues	6,073.7	6,031.8	6,310.3	6,303.6	24,719.5
Cost of sales	1,988.7	1,947.8	1,975.4	2,018.7	7,930.7
Store operating expenses	2,255.8	2,365.8	2,412.5	2,438.1	9,472.2
Other operating expenses	132.9	124.9	135.9	161.2	554.9
Depreciation and amortization expenses	258.8	331.6	330.0	326.6	1,247.0
General and administrative expenses	383.2	407.2	472.8	444.9	1,708.2
Restructuring and impairments	27.6	134.7	16.9	45.2	224.4
Total operating expenses	5,047.0	5,312.0	5,343.5	5,434.7	21,137.4
Income from equity investees	89.4	52.7	71.4	87.7	301.2
Operating income	$1,116.1	$772.5	$1,038.2	$956.6	$3,883.3
Operating margin	18.4%	12.8%	16.5%	15.2%	15.7%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended				Fiscal Year Ended
Consolidated (Non-GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Net revenues:
Company-operated stores	$4,741.8	$4,828.0	$5,060.4	$5,060.1	$19,690.3
Licensed stores	682.4	625.6	660.6	683.6	2,652.2
Other	649.5	578.2	589.3	559.9	2,377.0
Total net revenues	6,073.7	6,031.8	6,310.3	6,303.6	24,719.5
Cost of sales	1,984.3	1,950.1	1,975.9	2,018.7	7,929.1
Store operating expenses	2,254.3	2,363.8	2,411.1	2,431.6	9,460.9
Other operating expenses	132.9	122.1	130.6	121.6	507.2
Depreciation and amortization expenses	246.9	276.1	274.6	274.3	1,071.9
General and administrative expenses	377.2	395.3	419.6	402.0	1,594.2
Restructuring and impairments	—	—	—	—	—
Total operating expenses	4,995.6	5,107.4	5,211.8	5,248.2	20,563.3
Income from equity investees	89.4	52.7	71.4	87.7	301.2
Operating income	$1,167.5	$977.1	$1,169.9	$1,143.1	$4,457.4
Operating margin	19.2%	16.2%	18.5%	18.1%	18.0%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended				Fiscal Year Ended
Americas (GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Net revenues:
Company-operated stores	$3,790.0	$3,568.1	$3,773.0	$3,790.3	$14,921.5
Licensed stores	466.7	429.3	452.0	466.1	1,814.0
Other	3.9	2.2	3.5	3.5	13.1
Total net revenues	$4,260.6	$3,999.6	$4,228.5	$4,259.9	$16,748.6
Cost of sales	1,250.5	1,181.0	1,211.8	1,240.8	4,884.1
Store operating expenses	1,796.3	1,777.9	1,827.2	1,847.2	7,248.6
Other operating expenses	38.9	34.3	37.0	41.0	151.2
Depreciation and amortization expenses	158.3	160.8	160.2	161.7	641.0
General and administrative expenses	64.5	74.2	100.4	66.0	305.1
Restructuring and impairments	1.6	0.9	18.4	12.4	33.4
Total operating expenses	3,310.1	3,229.1	3,355.0	3,369.1	13,263.4
Operating income	$950.5	$770.5	$873.5	$890.8	$3,485.2
Operating margin	22.3%	19.3%	20.7%	20.9%	20.8%

	Quarter Ended				Fiscal Year Ended
Americas (Non-GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Net revenues:
Company-operated stores	$3,790.0	$3,568.1	$3,773.0	$3,790.3	$14,921.5
Licensed stores	466.7	429.3	452.0	466.1	1,814.0
Other	3.9	2.2	3.5	3.5	13.1
Total net revenues	4,260.6	3,999.6	4,228.5	4,259.9	16,748.6
Cost of sales	1,250.5	1,181.0	1,211.8	1,240.8	4,884.1
Store operating expenses	1,796.3	1,777.4	1,827.2	1,847.5	7,248.3
Other operating expenses	38.9	34.3	37.2	41.0	151.4
Depreciation and amortization expenses	158.3	160.8	160.2	161.7	641.0
General and administrative expenses	64.5	73.1	100.4	67.1	305.1
Restructuring and impairments	—	—	—	—	—
Total operating expenses	3,308.5	3,226.6	3,336.8	3,358.1	13,229.9
Operating income	$952.1	$773.0	$891.7	$901.8	$3,518.7
Operating margin	22.3%	19.3%	21.1%	21.2%	21.0%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended				Fiscal Year Ended
International (GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Net revenues:
Company-operated stores	$898.5	$1,246.5	$1,287.4	$1,269.8	$4,702.1
Licensed stores	214.6	196.3	208.6	217.5	837.0
Other	3.1	3.8	2.8	2.5	12.1
Total net revenues	1,116.2	1,446.6	1,498.8	1,489.8	5,551.2
Cost of sales	371.4	449.3	440.9	447.8	1,709.4
Store operating expenses	427.7	579.1	584.9	590.6	2,182.3
Other operating expenses	26.5	26.2	21.9	24.4	98.9
Depreciation and amortization expenses	61.3	130.9	129.8	125.6	447.6
General and administrative expenses	60.4	67.5	95.7	78.9	302.5
Restructuring and impairments	—	28.5	—	26.6	55.1
Total operating expenses	947.3	1,281.5	1,273.2	1,293.9	4,795.8
Income from equity investees	50.7	16.7	23.5	26.5	117.4
Operating income	$219.6	$181.8	$249.1	$222.4	$872.8
Operating margin	19.7%	12.6%	16.6%	14.9%	15.7%

	Quarter Ended				Fiscal Year Ended
International (Non-GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Net revenues:
Company-operated stores	$898.5	$1,246.5	$1,287.4	$1,269.8	$4,702.1
Licensed stores	214.6	196.3	208.6	217.5	837.0
Other	3.1	3.8	2.8	2.5	12.1
Total net revenues	1,116.2	1,446.6	1,498.8	1,489.8	5,551.2
Cost of sales	371.4	449.3	440.9	447.8	1,709.4
Store operating expenses	426.2	577.6	583.5	583.8	2,171.2
Other operating expenses	26.5	23.4	22.1	24.4	96.3
Depreciation and amortization expenses	49.4	75.4	74.4	73.3	272.5
General and administrative expenses	58.9	60.6	73.0	73.8	266.3
Restructuring and impairments	—	—	—	—	—
Total operating expenses	932.4	1,186.3	1,193.9	1,203.1	4,515.7
Income from equity investees	50.7	16.7	23.5	26.5	117.4
Operating income	$234.5	$277.0	$328.4	$313.2	$1,152.9
Operating margin	21.0%	19.1%	21.9%	21.0%	20.8%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended				Fiscal Year Ended
Channel Development (GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Total net revenues	$628.0	$562.6	$567.4	$539.3	$2,297.3
Cost of sales	330.7	302.8	304.6	314.3	1,252.3
Other operating expenses	62.4	58.1	74.0	92.0	286.5
Depreciation and amortization expenses	0.6	0.3	0.2	0.1	1.3
General and administrative expenses	3.4	3.4	3.7	3.3	13.9
Total operating expenses	397.1	364.6	382.5	409.7	1,554.0
Income from equity investees	38.7	36.0	47.9	61.2	183.8
Operating income	$269.6	$234.0	$232.8	$190.8	$927.1
Operating margin	42.9%	41.6%	41.0%	35.4%	40.4%

	Quarter Ended				Fiscal Year Ended
Channel Development (Non-GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Total net revenues	$628.0	$562.6	$567.4	$539.3	$2,297.3
Cost of sales	330.7	302.8	304.6	314.3	1,252.3
Other operating expenses	62.4	58.1	68.4	52.4	241.3
Depreciation and amortization expenses	0.6	0.3	0.2	0.1	1.3
General and administrative expenses	3.4	3.4	4.7	3.3	14.9
Restructuring and impairments	—	—	—	—	—
Total operating expenses	397.1	364.6	377.9	370.1	1,509.8
Income from equity investees	38.7	36.0	47.9	61.2	183.8
Operating income	$269.6	$234.0	$237.4	$230.4	$971.3
Operating margin	42.9%	41.6%	41.8%	42.7%	42.3%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended				Fiscal Year Ended
Corporate and Other (GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Net revenues:
Company-operated stores	$53.3	$13.4	$—	$—	$66.7
Licensed stores	1.1	—	—	—	1.2
Other	14.5	9.6	15.6	14.6	54.5
Total net revenues	68.9	23.0	15.6	14.6	122.4
Cost of sales	36.1	14.7	18.1	15.8	84.9
Store operating expenses	31.8	8.8	0.4	0.3	41.3
Other operating expenses	5.1	6.3	3.0	3.8	18.3
Depreciation and amortization expenses	38.6	39.6	39.8	39.2	157.1
General and administrative expenses	254.9	262.1	273.0	296.7	1,086.7
Restructuring and impairments	26.0	105.3	(1.5)	6.2	135.9
Total operating expenses	392.5	436.8	332.8	362.0	1,524.2
Operating loss	$(323.6)	$(413.8)	$(317.2)	$(347.4)	$(1,401.8)

	Quarter Ended				Fiscal Year Ended
Corporate and Other (Non-GAAP)	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Net revenues:
Company-operated stores	$53.3	$13.4	$—	$—	$66.7
Licensed stores	1.1	—	—	—	1.2
Other	14.5	9.6	15.6	14.6	54.5
Total net revenues	68.9	23.0	15.6	14.6	122.4
Cost of sales	31.7	17.0	18.6	15.8	83.3
Store operating expenses	31.8	8.8	0.4	0.3	41.4
Other operating expenses	5.1	6.3	2.9	3.8	18.2
Depreciation and amortization expenses	38.6	39.6	39.8	39.2	157.1
General and administrative expenses	250.4	258.2	241.5	257.8	1,007.9
Restructuring and impairments	—	—	—	—	—
Total operating expenses	357.6	329.9	303.2	316.9	1,307.9
Operating loss	$(288.7)	$(306.9)	$(287.6)	$(302.3)	$(1,185.5)

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended
Consolidated (GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Net revenues:
Company-operated stores	$5,370.3	$5,159.0	$5,535.0
Licensed stores	737.1	678.2	725.0
Other	525.3	468.7	563.0
Total net revenues	6,632.7	6,305.9	6,823.0
Cost of sales	2,175.8	2,012.0	2,199.6
Store operating expenses	2,586.8	2,554.1	2,643.2
Other operating expenses	97.6	87.1	94.4
Depreciation and amortization expenses	333.4	356.2	343.1
General and administrative expenses	448.0	458.1	459.7
Restructuring and impairments	43.2	43.0	37.7
Total operating expenses	5,684.8	5,510.5	5,777.7
Income from equity investees	67.8	62.3	76.0
Operating income	$1,015.7	$857.7	$1,121.3
Operating margin	15.3%	13.6%	16.4%

	Quarter Ended
Consolidated (Non-GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Net revenues:
Company-operated stores	$5,370.3	$5,159.0	$5,535.0
Licensed stores	737.1	678.2	725.0
Other	525.3	468.7	563.0
Total net revenues	6,632.7	6,305.9	6,823.0
Cost of sales	2,176.0	2,012.0	2,199.6
Store operating expenses	2,582.1	2,550.3	2,638.3
Other operating expenses	92.6	82.8	90.6
Depreciation and amortization expenses	281.0	302.2	289.5
General and administrative expenses	415.1	421.8	434.4
Restructuring and impairments	—	—	—
Total operating expenses	5,546.8	5,369.1	5,652.4
Income from equity investees	67.8	62.3	76.0
Operating income	$1,153.7	$999.1	$1,246.6
Operating margin	17.4%	15.8%	18.3%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended
Americas (GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Net revenues:
Company-operated stores	$4,092.2	$3,849.6	$4,182.2
Licensed stores	514.6	463.1	496.3
Other	5.7	1.4	2.6
Total net revenues	4,612.5	4,314.1	4,681.1
Cost of sales	1,351.3	1,220.5	1,324.0
Store operating expenses	1,983.1	1,935.7	2,034.0
Other operating expenses	44.5	39.4	41.7
Depreciation and amortization expenses	166.9	173.0	175.6
General and administrative expenses	75.1	70.9	72.0
Restructuring and impairments	22.9	18.2	15.1
Total operating expenses	3,643.8	3,457.7	3,662.4
Operating income	$968.7	$856.4	$1,018.7
Operating margin	21.0%	19.9%	21.8%

	Quarter Ended
Americas (Non-GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Net revenues:
Company-operated stores	$4,092.2	$3,849.6	$4,182.2
Licensed stores	514.6	463.1	496.3
Other	5.7	1.4	2.6
Total net revenues	4,612.5	4,314.1	4,681.1
Cost of sales	1,351.3	1,220.5	1,324.0
Store operating expenses	1,983.2	1,935.7	2,034.0
Other operating expenses	44.7	39.2	41.7
Depreciation and amortization expenses	166.9	173.0	175.6
General and administrative expenses	75.7	70.9	72.4
Restructuring and impairments	—	—	—
Total operating expenses	3,621.8	3,439.3	3,647.7
Operating income	$990.7	$874.8	$1,033.4
Operating margin	21.5%	20.3%	22.1%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended
International (GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Net revenues:
Company-operated stores	$1,278.1	$1,309.4	$1,352.8
Licensed stores	222.5	215.1	228.7
Other	3.4	4.9	3.8
Total net revenues	1,504.0	1,529.4	1,585.3
Cost of sales	462.7	470.2	476.1
Store operating expenses	603.7	618.4	609.2
Other operating expenses	31.3	26.3	26.7
Depreciation and amortization expenses	127.0	130.4	127.7
General and administrative expenses	69.3	80.2	86.0
Restructuring and impairments	6.4	24.2	16.6
Total operating expenses	1,300.4	1,349.7	1,342.3
Income from equity investees	26.4	22.1	27.2
Operating income	$230.0	$201.8	$270.2
Operating margin	15.3%	13.2%	17.0%

	Quarter Ended
International (Non-GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Net revenues:
Company-operated stores	$1,278.1	$1,309.4	$1,352.8
Licensed stores	222.5	215.1	228.7
Other	3.4	4.9	3.8
Total net revenues	1,504.0	1,529.4	1,585.3
Cost of sales	462.7	470.2	476.1
Store operating expenses	598.9	614.6	604.3
Other operating expenses	31.4	26.2	24.4
Depreciation and amortization expenses	74.6	76.4	74.1
General and administrative expenses	66.3	69.1	74.2
Restructuring and impairments	—	—	—
Total operating expenses	1,233.9	1,256.5	1,253.1
Income from equity investees	26.4	22.1	27.2
Operating income	$296.5	$295.0	$359.4
Operating margin	19.7%	19.3%	22.7%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended
Channel Development (GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Total net revenues	$504.6	$446.6	$533.3
Cost of sales	348.4	305.4	377.1
Other operating expenses	18.6	17.1	20.2
Depreciation and amortization expenses	—	12.3	0.2
General and administrative expenses	3.2	3.1	2.7
Total operating expenses	370.2	337.9	400.2
Income from equity investees	41.4	40.2	48.8
Operating income	$175.8	$148.9	$181.9
Operating margin	34.8%	33.3%	34.1%

	Quarter Ended
Channel Development (Non-GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Total net revenues	$504.6	$446.6	$533.3
Cost of sales	348.4	305.4	377.1
Other operating expenses	13.3	13.1	18.7
Depreciation and amortization expenses	—	12.3	0.2
General and administrative expenses	3.2	3.1	2.7
Total operating expenses	364.9	333.9	398.7
Income from equity investees	41.4	40.2	48.8
Operating income	$181.1	$152.9	$183.4
Operating margin	35.9%	34.2%	34.4%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

	Quarter Ended
Corporate and Other (GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Total net revenues	$11.6	$15.8	$23.3
Cost of sales	13.4	15.9	22.4
Store operating expenses	—	—	—
Other operating expenses	3.2	4.3	5.8
Depreciation and amortization expenses	39.5	40.5	39.6
General and administrative expenses	300.4	303.9	299.0
Restructuring and impairments	13.9	0.6	6.0
Total operating expenses	370.4	365.2	372.8
Operating loss	$(358.8)	$(349.4)	$(349.5)

	Quarter Ended
Corporate and Other (Non-GAAP)	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Total net revenues	$11.6	$15.8	$23.3
Cost of sales	13.6	15.9	22.4
Store operating expenses	—	—	—
Other operating expenses	3.2	4.3	5.8
Depreciation and amortization expenses	39.5	40.5	39.6
General and administrative expenses	269.9	278.7	285.1
Restructuring and impairments	—	—	—
Total operating expenses	326.2	339.4	352.9
Operating loss	$(314.6)	$(323.6)	$(329.6)

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

Certain metrics have been updated to reflect our new segment reporting structure, including the International segment's comparable store sales. Comparable store sales include Starbucks® company-operated stores open 13 months or longer. Comparable store sales do not reflect the effect of fluctuations in foreign currency exchange rates and results from global Siren Retail operations.

	Quarter Ended				Fiscal Year Ended
International	Dec 31, 2017	Apr 1, 2018	Jul 1, 2018	Sep 30, 2018	Sep 30, 2018
Comparable Store Sales Growth	—%	2%	(1)%	1%	1%
Change in Transactions	—%	(1)%	(3)%	(1)%	(1)%
Change in Ticket	1%	3%	2%	2%	2%

	Quarter Ended
International	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Comparable Store Sales Growth	2%	2%	5%
Change in Transactions	1%	—%	1%
Change in Ticket	1%	2%	3%

Q4 2019 RE-SEGMENTATION AND STATEMENTS OF EARNINGS RECLASSIFICATIONS

Under our new segment reporting structure, U.S. and China revenue and store count now include the results of Siren Retail operations. The new structure did not result in any change to previously reported comparable store sales growth, which continues to only include Starbucks® company-operated stores open 13 months or longer and does not reflect the effect of fluctuations in foreign currency exchange rates.

	Quarter Ended
U.S. Supplemental Data	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Revenue	$4,216.0	$3,955.3	$4,288.1
Comparable Store Sales Growth(1)	4%	4%	7%
Change in Transactions	—%	—%	3%
Change in Ticket	4%	4%	3%
Store Count	14,767	14,787	14,883
(1) Includes only Starbucks® company-operated stores open 13 months or longer. The results from Siren Retail operations are not reflected in comparable store sales.

	Quarter Ended
China Supplemental Data	Dec 30, 2018	Mar 31, 2019	Jun 30, 2019
Revenue	$657.7	$708.6	$735.2
Comparable Store Sales Growth(2)	—%	2%	6%
Change in Transactions	(2)%	(1)%	2%
Change in Ticket	2%	3%	4%
Store Count	3,685	3,791	3,924
(2) Includes only Starbucks® company-operated stores open 13 months or longer. The effect of fluctuations in foreign currency exchange rates and results from Siren Retail operations are not reflected in comparable store sales.